                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 12, 2001

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

             (Exact Name of Registrant as Specified in its Charter)



          MISSOURI                     1-11848                  43-1627032

(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

                          1370 Timberlake Manor Parkway
                          Chesterfield, Missouri 63017
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (636) 736-7000

ITEM 5.  OTHER EVENTS.

         On December 12, 2001, Reinsurance Group of America, Incorporated ("RGA" or the "Company"), and RGA Capital Trust I entered into an underwriting agreement to issue and sell to Lehman Brothers Inc. and Banc of America Securities LLC 4,500,000 units of Trust Preferred Income Equity Redeemable Securities (the "Units"), subject to an underwriters' over-allotment option to purchase up to 675,000 additional Units. Each Unit will consist of one 5.75% Cumulative Trust Preferred Security of RGA Capital Trust I, including the related guarantee of RGA, and one warrant to purchase common stock of the Company. In connection with the offering, the Company will also issue $231,958,800 aggregate principal amount of its 5.75% Junior Subordinated Deferrable Interest Debentures due 2051 to RGA Capital Trust I.

         Also on December 12, 2001, the Company entered into an underwriting agreement with Banc of America Securities LLC and Lehman Brothers Inc., as lead underwriters, to issue and sell to the underwriters $200 million principal amount of the Company's 6 3/4% Senior Notes due 2011 (the "Senior Notes").

         Copies of the forepart of the prospectus supplements forming a portion of the Company's registration statement on Form S-3 filed under the Securities Act of 1933, as amended and used in connection with the Company's offers and sales of the Units and the Senior Notes, are incorporated herein by reference as Exhibits 99.1 and 99.2, respectively. Subject to completion of the offerings, the Company intends to enter into various agreements defining the rights of holders of the Units and the Senior Notes, attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8, and various other agreements relating to the Units, attached hereto as Exhibits 10.1 and 10.2, all of which are incorporated herein by reference.

         This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such states. The offerings are being made only by the prospectus and prospectus supplement related to each offering. To obtain a copy of the prospectus relating to either offering, please contact Lehman Brothers Inc. at 790 Seventh Avenue, New York, New York 10019.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Items (a) and (b) are inapplicable.

         (c)   Exhibits

         Exhibit No.                Exhibit
         -----------                -------
         1.1                        Underwriting Agreement relating to the Trust Preferred Income Equity
                                    Redeemable Securities units, dated December 12, 2001, between Reinsurance
                                    Group of America, Incorporated, RGA Capital Trust I, Lehman Brothers Inc. and
                                    Banc of America Securities LLC.

         1.2                        Underwriting Agreement relating to the 6 3/4% Senior Notes due 2011, dated December
                                    12, 2001, between Reinsurance Group of America, Incorporated, Banc of America
                                    Securities LLC and Lehman Brothers Inc., as lead underwriters.

         4.1                        Form of Unit Agreement relating to the Units of Trust Preferred Income Equity
                                    Redeemable Securities between Reinsurance Group of America, Incorporated, RGA
                                    Capital Trust I and The Bank of New York, as Agent, Warrant Agent and Property
                                    Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-A filed by Reinsurance
                                    Group of America, Incorporated on December 18, 2001 (the "Form 8-A")).

         4.2                        Form of Warrant Agreement relating to the Warrants between Reinsurance Group of America, Incorporated and The Bank of New York (incorporated by reference to
                                    Exhibit 4.3 to the Form 8-A).

         4.3                        Form of Amended and Restated Trust Agreement relating to the Preferred
                                    Securities between Reinsurance Group of America, Incorporated, certain named individuals, as Administrative Trustees, and The Bank of New York, as Property
                                    Trustee, and The Bank of New York (Delaware), as Delaware Trustee (incorporated by reference to Exhibit 4.7 to the Form 8-A).

         4.4                        Form of Junior Subordinated Indenture between Reinsurance Group of America,
                                    Incorporated and The Bank of New York, as Trustee (incorporated by reference to
                                    Exhibit 4.3 to the Registration Statements on Form S-3 (File Nos. 333-55304,
                                    333-55304-01 and 333-55304-02), previously filed with the Commission on February 9,
                                    2001, as amended (the "Original S-3")).

         4.5                        Form of First Supplemental Junior Subordinated Indenture between Reinsurance
                                    Group of America, Incorporated and The Bank of New York, as Trustee, relating to the 5.75% Junior Subordinated Deferrable Interest Debentures (incorporated by reference to Exhibit 4.10 to the Form 8-A).

         4.6                        Form of Guarantee Agreement between Reinsurance Group of America,
                                    Incorporated and The Bank of New York, as Guarantee Trustee, relating to the
                                    Units of Trust Preferred Income Equity Redeemable Securities (incorporated by reference to Exhibit 4.11 to the 8-A).


         Exhibit No.                Exhibit
         -----------                -------

         4.7                        Form of Senior Indenture between Reinsurance Group of America, Incorporated and The Bank of New York, as Trustee (incorporated by reference to Exhibit
                                    4.1 to the Original S-3).

         4.8                        Form of First Supplemental Senior Indenture between Reinsurance Group of
                                    America, Incorporated and The Bank of New York, as Trustee, relating to the 6 3/4%
                                    Senior Notes due 2011.

         5.1                        Opinion of James E. Sherman, Esq. relating to the common stock underlying the warrants

         5.2                        Opinion of Richards, Layton & Finger, P.A. relating to the trust preferred securities

         5.3                        Opinion of Bryan Cave LLP relating to the Units and certain related securities

         8.1                        Opinion of Bryan Cave LLP as to certain tax matters

         10.1                       Form of Remarketing Agreement among Reinsurance Group of America,
                                    Incorporated, RGA Capital Trust I and Lehman Brothers Inc. relating to the
                                    Units of Trust Preferred Income Equity Redeemable Securities (incorporated by reference to Exhibit 4.12 to the Form 8-A).

         12.1                       Ratio of Earnings to Fixed Charges-Senior Debt Offering Circular

         12.2                       Ratio of Earnings to Fixed Charges-Trusts PIERS Offering Circular

         99.1                       Pages S-1 through S-86 of the Final Prospectus Supplement dated December 12,
                                    2001 of Reinsurance Group of America, Incorporated regarding the Units of Trust
                                    Preferred Income Equity Redeemable Securities (incorporated by reference to the Company's Final Prospectus Supplement filed with the Commission on December 14,
                                    2001 under Rule 424(b)(5) with respect to the Units of Trust Preferred Income Equity
                                    Redeemable Securities).

         99.2                       Pages S-1 through S-19 of the Final Prospectus Supplement dated December 12,
                                    2001 of Reinsurance Group of America, Incorporated regarding the 6 3/4% Senior
                                    Notes due 2011 (incorporated by reference to the Company's Final Prospectus
                                    Supplement filed with the Commission on December 14, 2001 under Rule 424(b)(5)
                                    with respect to the 6 3/4% Senior Notes due 2011).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     REINSURANCE GROUP OF AMERICA,
                                     INCORPORATED

Date: December 18, 2001              By:    /s/ Jack B. Lay
                                     -----------------------------------------
                                     Name:  Jack B. Lay
                                     Title: Executive Vice President and Chief
                                            Financial Officer

EXHIBIT INDEX
-------------

         1.1                Underwriting Agreement relating to the Trust Preferred Income Equity Redeemable
                            Securities units, dated December 12, 2001, between Reinsurance Group of America,
                            Incorporated, RGA Capital Trust I, Lehman Brothers Inc. and Banc of America
                            Securities LLC.

         1.2                Underwriting Agreement relating to the 6 3/4% Senior Notes due 2011, dated
                            December 12, 2001, between Reinsurance Group of America, Incorporated, Banc of
                            America Securities LLC and Lehman Brothers Inc., as lead underwriters.

         4.1                Form of Unit Agreement relating to the Units of Trust Preferred Income Equity
                            Redeemable Securities between Reinsurance Group of America, Incorporated, RGA
                            Capital Trust I and The Bank of New York, as Agent, Warrant Agent and Property
                            Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-A filed by
                            Reinsurance Group of America, Incorporated on December 18, 2001 (the "Form 8-A)).

         4.2                Form of Warrant Agreement relating to the Warrants between Reinsurance Group of
                            America, Incorporated and The Bank of New York (incorporated by reference to
                            Exhibit 4.3 to the Form 8-A).

         4.3                Form of Amended and Restated Trust Agreement relating to the Preferred Securities between Reinsurance Group of America, Incorporated, certain named individuals, as
                            Administrative Trustees, and The Bank of New York, as Property Trustee, and The
                            Bank of New York (Delaware), as Delaware Trustee (incorporated by reference to
                            Exhibit 4.7 to the Form 8-A).

         4.4                Form of Junior Subordinated Indenture between Reinsurance Group of America,
                            Incorporated and The Bank of New York, as Trustee (incorporated by reference to
                            Exhibit 4.3 to the Registration Statements on Form S-3 (File Nos. 333-55304,
                            333-55304-01 and 333-55304-02), previously filed with the Commission on February
                            9, 2001, as amended (the "Original S-3")).

         4.5                Form of First Supplemental Junior Subordinated Indenture between Reinsurance Group of America, Incorporated and The Bank of New York, as Trustee, relating to the
                            5.75% Junior Subordinated Deferrable Interest Debentures (incorporated by reference to Exhibit 4.10 to the Form 8-A).

         4.6                Form of Guarantee Agreement between Reinsurance Group of America, Incorporated and
                            The Bank of New York, as Guarantee Trustee, relating to the Units of Trust
                            Preferred Income Equity Redeemable Securities (incorporated by reference to
                            Exhibit 4.11 to the Form 8-A).

         4.7                Form of Senior Indenture between Reinsurance Group of America, Incorporated and
                            The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the
                            Original S-3).

         4.8                Form of First Supplemental Senior Indenture between Reinsurance Group of America,
                            Incorporated and The Bank of New York, as Trustee, relating to the 6 3/4%
                            Senior Notes due 2011.


EXHIBIT INDEX
-------------

         5.1               Opinion of James E. Sherman, Esq. relating to the common stock underlying the warrants

         5.2               Opinion of Richards, Layton & Finger, P.A. relating to the trust preferred securities

         5.3               Opinion of Bryan Cave LLP relating to the Units and certain related securities

         8.1               Opinion of Bryan Cave LLP as to certain tax matters

         10.1              Form of Remarketing Agreement among Reinsurance Group of America,
                           Incorporated, RGA Capital Trust I and Lehman Brothers Inc. relating to the
                           Units of Trust Preferred Income Equity Redeemable Securities (incorporated by reference to Exhibit 4.12 to the Form 8-A).

         12.1              Ratio of Earnings to Fixed Charges-Senior Debt Offering Circular

         12.2              Ratio of Earnings to Fixed Charges-Trusts PIERS Offering Circular

         99.1              Pages S-1 through S-86 of the Final Prospectus Supplement dated December 12, 2001 of Reinsurance Group of America, Incorporated regarding the Units of Trust
                           Preferred Income Equity Redeemable Securities (incorporated by reference to the
                           Company's Final Prospectus Supplement filed with the Commission on December 14,
                           2001 under Rule 424(b)(5) with respect to the Units of Trust Preferred Income
                           Equity Redeemable Securities).

         99.2              Pages S-1 through S-19 of the Final Prospectus Supplement dated December 12, 2001 of Reinsurance Group of America, Incorporated regarding the 6 3/4% Senior Notes due 2011 (incorporated by reference to the Company's Final Prospectus Supplement filed with the Commission on December 14, 2001 under Rule 424(b)(5) with respect to the 6 3/4% Senior Notes due 2011).
